UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2023
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.    Costs Associated with Exit or Disposal Activities.
On June 22, 2023, Sonic Automotive, Inc. (“Sonic” or the “Company”) announced a plan to indefinitely suspend operations at eight EchoPark locations and additional related delivery/buy centers. In connection with this decision, the responsible officers of the Company determined that an impairment charge would be required. Sonic expects to record an impairment charge ranging from $60.0 million to $80.0 million in the second quarter of 2023. The charge will include the impairment of fixed assets and right of use leased assets (ranging between $50.0 million and $60.0 million) and other items (ranging between $10.0 million and $15.0 million). The substantial majority of the impairment charge relates to a non-cash impairment of long-lived assets. Sonic’s future cash expenditures related to this plan are expected to be between $3.0 million and $5.0 million principally related to severance costs.
Item 2.06.    Material Impairments.
The information contained in Item 2.05 of this Current Report on Form 8-K are incorporated by reference into this Item 2.06.
Item 7.01.    Regulation FD Disclosure.
On June 22, 2023, Sonic issued a press release in connection with the plan to indefinitely suspend operations at certain EchoPark physical operating locations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Sonic Automotive, Inc., dated June 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

June 22, 2023	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel